SECOND FORBEARANCE AGREEMENT

entered by and among

The Huntington National Bank, successor by merger to Cadence Bank formerly known as BancorpSouth
Bank as successor by merger to Cadence Bank, N.A. as successor by merger to State Bank and Trust
Company as successor by merger to Bank of Atlanta
(Lender)

and

Erin Property Holdings, LLC, a Georgia limited liability company

(Borrower)

and

Erin Nursing, LLC, a Georgia limited liability company
(Erin Nursing)

and

Regional Health Properties, Inc., as successor by merger to AdCare Health Systems, Inc., a Georgia corporation

(RHP)

regarding that certain improved real property
commonly known as
Southland Nursing and Rehab, located at 606 Simmons Street, Dublin, Laurens County, Georgia 30121
and certain personal property

SECOND FORBEARANCE AGREEMENT

THIS SECOND FORBEARANCE AGREEMENT (this “Agreement”) is made and entered as of February 1, 2026 (the “Effective Date”) by and among ERIN PROPERTY HOLDINGS, LLC, a Georgia limited liability company (“Borrower”), ERIN NURSING, LLC, a Georgia limited liability company (“Erin Nursing”), and REGIONAL HEALTH PROPERTIES, INC. AS SUCCESSOR BY MERGER TO ADCARE HEALTH SYSTEMS, INC., a Georgia corporation (“RHP”) (together with Erin Nursing, “Guarantors” and individually, a “Guarantor”) (Guarantors together with Borrower, the “Loan Parties”, and each a “Loan Party”), and THE HUNTINGTON NATIONAL BANK, SUCCESSOR BY MERGER TO CADENCE BANK FORMERLY KNOWN AS BANCORPSOUTH BANK AS SUCCESSOR BY MERGER TO CADENCE BANK, N.A. AS SUCCESSOR BY MERGER TO STATE BANK AND TRUST COMPANY AS SUCCESSOR BY MERGER TO BANK OF ATLANTA (“Lender”).

RECITALS:

A.
The Loan Parties and Lender are parties to that certain term loan agreement dated July 27, 2011 (as amended from time to time, the “Credit Agreement”), pursuant to which Lender made a certain loan available to Borrower in the original principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) (the “Loan”).
B.
The Loan is evidenced by that certain term note dated July 27, 2011, executed by Borrower to the order of Lender in the original principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) (as amended from time to time, the “Note”).
C.
Erin Nursing executed in favor of Lender that certain guaranty dated July 27, 2011 and that certain United States Department of Agriculture Rural Development unconditional guarantee business and industry guaranteed loan program dated July 27, 2011 (collectively, the “Erin Nursing Guaranties”) whereby Erin Nursing unconditionally, absolutely, jointly and severally agreed to guarantee the payment and performance of all of Borrower’s obligations under the Loan Documents.
D.
RHP executed in favor of Lender that certain guaranty dated July 27, 2011 and that certain United States Department of Agriculture Rural Development unconditional guarantee business and industry guaranteed loan program dated July 27, 2011 (the “RHP Guaranties”) (together with the Erin Nursing Guaranties, the “Guaranties”) whereby RHP unconditionally, absolutely, jointly and severally agreed to guarantee the payment and performance of all of Borrower’s obligations under the Loan Documents.
E.
Borrower executed in favor of Lender that certain indemnity agreement regarding hazardous materials dated July 27, 2011 (the “Indemnity Agreement”) whereby Borrower provided Lender with certain indemnities concerns existing and future Hazardous Materials (as such term is defined in the Indemnity Agreement).
F.
As collateral for the Loan, among other things, (i) Borrower and Erin Nursing granted Lender a first priority security interest in certain assets of Borrower and Erin Nursing (the “Personal Property Collateral”) pursuant to that certain security agreement dated July 27, 2011, and executed by Borrower, Erin Nursing, and Lender (the “Security Agreement”) which security interest was perfected pursuant to that certain UCC Financing Statement recorded in Deed Book 2277, Page 114, real estate records of Laurens County, Georgia, as continued by that certain UCC Financing Statement Amendment recorded in Deed Book 2699, Page 1, real estate records of Laurens County, Georgia, and as further continued by that certain UCC Financing Statement Amendment recorded in Deed Book 3180, Page 154, real estate records of Laurens County, Georgia (the “Fixture Filing”), and that certain UCC Financing Statement recorded as File Number 087-2011-0963 on July 29, 2011, in the public records of Laurens County, Georgia, as continued by that certain UCC Financing Statement Amendment recorded as File Number 087-2016-0838 on May 26, 2016, and as further continued by that certain UCC Financing Statement Amendment recorded as File Number 087-2021-1184 on June 24, 2021, in the public records of Laurens County, Georgia (the “Personal Property Filing”) (together with the Fixture Filing, the “UCCs”), (ii) Borrower granted Lender a first priority security interest in that certain real property commonly known as 606 Simmons Street, Dublin, Laurens County, Georgia 30121 (“Property”) (together with the Personal Property Collateral and any other collateral pledged as security for the Loan, the “Collateral”) pursuant to and as further described in that certain deed to secure debt and security agreement dated July 27, 2011 and recorded on July 29, 2011 at Deed Book 2277, Page 79 of the real estate records of Laurens County, Georgia (the “Security Deed”) on a pari passu basis to that certain deed to secure debt and security agreement dated July 27, 2011 and recorded on July 29, 2011 at Deed Book 2277, Page 118 of the real estate records of Laurens County, Georgia (the “SBA DSD”), (iii) Borrower assigned to Lender the Leases (as such term is defined in the ALR) together with all of Borrower’s right, title, and interest in and to all rents, issues, and profits from the Leases (as such term is defined in the ALR) and from the Premises (as such term is defined in the ALR) pursuant to that certain assignment of leases and rents dated July 27, 2011 and recorded on July 29, 2011 at Deed Book 2277, Page 105 of the real estate records of Laurens County, Georgia (the “ALR”); (together with the Security Agreement, the Security Deed, the UCCs, and any other security instruments granted in favor of Lender as collateral for the Note, the “Collateral Documents”) (the Collateral Documents together with the Note, the Credit Agreement, the Guaranties, the Indemnity Agreement, and any other documents executed in connection with the Note, the “Loan Documents”).

G.
Lender is the current (i) owner and holder of the Note, and (ii) owner of the right to enforce the liens, security interests, terms and provisions contained within the Loan Documents.
H.
Borrower failed to pay the monthly payments owed under the Note for the months of June 2024 through and including November 2024 (the “Subject Default”).
I.
Lender previously provided Loan Parties with a notice of past due payments and demand for strict compliance on or about July 31, 2024 whereby Lender notified the Loan Parties that the payments due June 1, 2024, and July 1, 2024 are past due (“June and July 2024 Past Due Payments”) and demanded immediate payment of same (the “Past Due Payments Notice”).
J.
Lender previously also provided Loan Parties with a notice of default, demand for immediate payment, and reservation of rights notice on or about August 21, 2024 whereby Lender, among other things, renewed its demand for payment of the June and July 2024 Past Due Payments, notified the Loan Parties that Borrower has failed to pay the August 2024 payment and demanded immediate payment of same (the “Second Past Due Payments Notice”).
K.
Lender accelerated the Loan by virtue of that certain notice of acceleration and demand for payment dated October 25, 2024 (the “Acceleration Notice”) provided to the Loan Parties whereby Lender, among other things, accelerated the Loan and demanded payment in full.
L.
Loan Parties failed to pay the Loan as demanded (the “Failure to Pay Default”) (together with the Subject Default, the “Pre-Existing Events of Default”; provided, however, that Lender reserves all rights with respect to, and shall not have been deemed to have waived, any Events of Default not included in the definition of Pre-Existing Events of Default).

M.
Lender and the Loan Parties previously entered in that certain forbearance agreement dated November 22, 2024 (the “First Forbearance Agreement”) which expired on or about May 22, 2025.
N.
Any and all cure periods have expired and the Pre-Existing Default currently exist because Borrower has defaulted in the performance of obligations required by the Loan Documents. Accordingly, the entire balance of the Note is immediately due and payable, in consequence of which Lender is entitled to enforce its security title, security interests, and other liens in the Collateral securing the Note, to enforce its claims against Guarantors, and to take all other actions and exercise all other rights and remedies provided in the Loan Documents.
O.
The outstanding amount owed under the Note as of February 25, 2026, is not less than: (i) $3,349,747.47 in principal, (ii) $18,434.95 in interest, (iii) $36,132.83 in late fees; and (iv) $336,459.42 in statutory attorneys’ fees (together with additional interest and fees continuing to accrue in accordance with the terms of the Note) and has been properly accelerated and is justly and truly owed jointly and severally by the Loan Parties without defense, offset or counterclaim.
P.
Loan Parties (i) advised Lender that Loan Parties intend to pursue a refinancing transaction with a third party lender to pay off the Note in full (the “Refinancing Traction”), and (ii) requested that Lender temporarily forbear from exercising certain rights and remedies under the Loan Documents, in order to afford the Loan Parties the opportunity to do so.
Q.
Lender is willing to forbear from exercising certain rights contained within the Loan Documents on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the representations and mutual agreements made herein, the payment of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and the Loan Parties agree as follows:

SECTION 1. Definitions; Recitals. The Loan Parties acknowledge and agree that the Recitals set forth above are true and correct in all material respects. The defined terms in the Recitals set forth above are hereby incorporated into this Agreement by reference. All other capitalized terms used, but not defined in this Agreement shall have the respective meanings specified in the Credit Agreement except for the following terms:

(a)
“Forbearance Expenses” means the costs and expenses (including all attorneys’ fees and expenses) incurred by Lender in connection with the preparation and negotiation of this Agreement and related documents as well as the closing of the transactions contemplated herein.
(b)
“Forbearance Period” means the period beginning on the Effective Date and automatically expiring and terminating, without notice, on the date that is the earlier to occur of: (i) Scheduled Forbearance Expiration Date , and (ii) the date that any Forbearance Termination Event occurs.
(c)
“Forbearance Termination Event” means the occurrence of the Scheduled Forbearance Expiration Date, or, if earlier, the occurrence of any one or more of the following events:

(i) The occurrence of a New Event of Default.

(ii)
Any failure by any Loan Party for any reason to timely and punctually observe, discharge, perform, or comply with any term, condition, or provision contained in (i) this Agreement, (ii) that certain forbearance agreement (the “SBA Forbearance Agreement”) by and between Borrower and Guarantors, on one hand, and Lender, on the other hand, executed contemporaneously herewith relating to that certain U.S. Small Business Administration note made by Borrower to Lender dated July 27, 2011 in the original principal amount of $800,000 (the “SBA Note”), or (iii) the SBA Note or any documents executed in connection therewith (the “SBA Loan Documents”), each independently constituting a Forbearance Termination Event.
(iii)
Any representation, warranty, or acknowledgement made (i) herein, or in any document executed and delivered in connection herewith, in the Loan Documents, the SBA Loan Documents, or the SBA Forbearance Agreement, or (ii) in any report, certificate, financial statement, or other instrument or document previously, now, or hereafter furnished by or on behalf of any Loan Party, shall prove to have been false, incomplete, or misleading in any material respect, on the date it was made, regardless of intent or knowledge, each independently constituting a Forbearance Termination Event.
(iv)
Any Guarantor ceases to exist or revokes or terminates its liability under any of the Guarantees, or challenges the validity or enforceability of any of the Guarantees, or denies any further liability or obligation thereunder.
(v)
Any Loan Party (a) becomes insolvent, (b) is generally not, or is unable to, or admits in writing its inability to, pay its debts as they become due; (c) (i) commences any case, proceeding, or other action under any existing or future requirement of law relating to bankruptcy, insolvency, reorganization, or other relief of debtors, seeking (A) to have an order for relief entered with respect to it, or (B) to adjudicate it as bankrupt or insolvent, or (C) reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts, or (D) appointment of a receiver, trustee, custodian, conservator, or other similar official for it or for all or any substantial part of its assets, or (ii) makes a general assignment for the benefit of its creditors; (d) has commenced against it in a court of competent jurisdiction any case, proceeding, or other action of a nature referred to in clause (c) above which (i) results in the entry of an order for relief or any such adjudication or appointment or (ii) remains undismissed, undischarged, unstayed, or unbonded for thirty (30) days; or (e) ceases to conduct business in the ordinary course.
(vi)
A tax lien, warrant, or levy is imposed on any Loan Party or any Collateral.
(vii)
Any Loan Party, or any of their respective creditors commences a case, proceeding, or other action against Lender relating to any of the Obligations, Collateral, Loan Documents, this Agreement, or any action or omission by Lender or their agents in connection with any of the foregoing.
(viii)
Any other creditor commences an action against any Loan Party to accelerate or seek to collect any debt, obligation, or liability.

(ix)
Any Loan Party takes an action that is outside the ordinary course of such Loan Party’s business and not consistent with past practices.
(x)
Any Loan Party fails to pay and provide evidence of such payment to Lender all taxes, fees, assessments, and other charges due with respect to the Collateral.

(d) “Insolvency Proceeding” means any voluntary or involuntary case, action, or proceeding under any bankruptcy, insolvency, reorganization, receivership, assignment for the benefit of creditors, moratorium, or similar law, including without limitation any proceeding under Title 11 of the United States Code.

(e) “Monthly Forbearance Payments” means, with respect to each month during the Forbearance Period, the amount payable by Borrower to Lender equal to the scheduled monthly principal and interest payment that would otherwise be due under the Note and Loan Documents in accordance with the terms set forth therein, with interest and fees continuing to accrue and adjust as provided therein.1 All such amounts shall remain the continuing and joint and several obligation of the Loan Parties and shall not be deemed waived, forgiven, or modified by this Agreement or the existence of the Forbearance or Forbearance Period, and Lender expressly reserves all rights under the Loan Documents, including the right to impose interest at the Default Rate (if applicable) pursuant to the terms thereof.

(f) “New Event of Default” means the occurrence of either of the following events, each of which shall independently and separate constitute a New Event of Default:

(i)
Loan Document Default. The occurrence of an Event of Default under the Credit Agreement, an Event of Default or Default under the Security Deed, or a default or breach of any provision, covenant, promise, or undertaking under any other Loan Document on or after the Effective Date.
(ii)
Forbearance Specific Adverse Event. The occurrence of an event, circumstance, condition, act, or omission, whether or not foreseen and whether or not expressly set forth as an Event of Default under the Credit Agreement or a default or breach of any provision, covenant, promise, or undertaking under any other Loan Document, occurring or after the Effective Date, which Lender determines, in his sole discretion, has had or could reasonably be expected to (i) materially impair the business, operations, financial condition, or prospects of any Loan Party, or (ii) materially impair or could reasonably be expected to impair the rights, remedies, priorities, or security interests of Lender under the Loan Documents.

(g) “Obligations” means all obligations, liabilities, and duties of the Loan Parties of any nature whatsoever, whether direct or indirect, absolute or contingent, matured or unmatured, now existing or hereafter arising, under the Loan Documents and this

1 The payment amounts specified in the Note are subject to change in accordance with adjustments to the applicable variable interest rate, as provided in the Note. Any change in the interest rate shall result in a corresponding adjustment to the periodic payment amount in accordance with the Note. Nothing contained in this document shall be construed to modify or limit the variable nature of the interest rate or the resulting adjustments to the payment amount as set forth in the Note.

Agreement, including all terms, provisions, covenants, representations, warranties, and undertakings contained therein.

(h)
“Scheduled Forbearance Expiration Date” means 5:00 p.m. Eastern prevailing time on February 1, 2027.

SECTION 2. Conditions Precedent. The effectiveness of this Agreement and Lender’s obligations herein are expressly conditioned upon all of the following events occurring to the satisfaction of Lender, in its sole and absolute discretion:

(i)
Full Execution by Loan Parties. Each Loan Party shall have duly executed and delivered this Agreement and, to the extent applicable, notarized the same, and shall have delivered to Lender true, accurate, and complete original signature pages thereto, without condition or qualification.
(ii)
Required Payments. Lender shall have received payment, in immediately available funds via a wire transfer, of the amounts referenced in Section 5(a) and (b).
(iii)
Approvals. Lender shall have received all internal and other approvals required by Lender in connection with this Agreement and the transactions contemplated hereby;
(iv)
No New Event(s) of Default. No New Event of Default shall have occurred and be continuing, and no event or circumstance shall have occurred which, with the giving of notice, the passage of time, or both, would constitute a New Event of Default, other than the Pre-Existing Default; provided that satisfaction of this condition shall not be deemed to constitute an acknowledgment, determination or agreement by Lender that no New Event of Default has occurred or is continuing.
(v)
Additional Documents. Loan Parties shall have executed and delivered such additional documents, instruments, certificates, and agreements as Lender may reasonably require in connection with this Agreement, including without limiting, those certain reaffirmation of guarantees.
(vi)
No Insolvency Proceedings. No Loan Party has commenced, is subject to, or has authorized any Insolvency Proceeding.

SECTION 3. Lender’s Forbearance. If and for so long as (a) each of the Forbearance Conditions set out in Section 5 of this Agreement is timely satisfied, (b) each Loan Party is in full compliance with the remaining terms and conditions of this Agreement, the SBA Forbearance Agreement, the SBA Loan Documents, and the Loan Documents, and (c) all conditions precedent set forth in Section 2 of this Agreement have been satisfied, Lender agrees that during the Forbearance Period, Lender will not, solely by reason of the existence on the Effective Date of the Pre-Existing Default, exercise any remedy available to Lender under any of the Loan Documents or applicable law to enforce collection from Borrower or Guarantors of any of the Obligations, repossess any of the Collateral, or foreclose its security title, security interest in or other liens upon any Collateral; provided, however, that nothing contained herein shall (i) restrict, impair, delay, waive, or otherwise affect any rights or remedies of Lender arising from or related to any default or Event of Default other than the Pre-Existing Default, including any continuation, worsening, or consequence thereof; (ii) restrict, impair, or otherwise affect Lender’s right, at any time, to file, record, publish, deliver, or enforce any notice of default, reservation of rights, acceleration notice, UCC financing statement, amendment, continuation statement, or similar instrument; (iii) prohibit Lender from charging, accruing, or collecting interest (including, interest at the Default Rate (if applicable)), fees, costs, expenses, indemnities, or other Obligations, whether or not accelerated; (iv) restrict Lender from taking any action reasonably necessary or advisable to preserve, protect, or maintain the value, priority, perfection, or enforceability of any Collateral, liens, or Collateral Documents, including obtaining insurance, appraisals, inspections, or exercising control over Collateral; (v) limit Lender’s right to communicate with any Loan Party, or any third party regarding the Obligations, the Collateral, or any default or Event of Default; or (vi) prevent Lender from terminating the Forbearance Period and immediately exercising any and all of Lender’s remedies upon the failure of any Forbearance Condition or the occurrence of any Forbearance Termination Event.

SECTION 4. No Novation. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction and the Loan Documents shall remain in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan Documents, the parties agree that the terms of each of the Loan Documents shall be strictly adhered to on and after the date hereof, except as expressly modified by this Agreement.

SECTION 5. Forbearance Conditions; Compliance. The following conditions shall constitute Forbearance Conditions, the timely and ongoing satisfaction of each and every one of which during the Forbearance Period shall be a condition to the agreement of Lender to forbear as set forth in Section 3 of this Agreement:

(a)
One-Time Forbearance Payment. On or before February 27, 2026, Borrower shall timely pay and remit to Lender an amount equal to $18,434.95 in immediately available funds (the “One-Time Forbearance Payment”).
(b)
USDA Annual Renewal Fee. On or before February 27, 2026, Borrower shall timely pay and remit to Lender an amount equal to $6,764.21 for the 2026 USDA annual renewal fee.
(c)
Monthly Forbearance Payments. On or before the first calendar day of each calendar month during the Forbearance Period, Borrower shall timely pay and remit to Lender the Monthly Forbearance Payments in immediately available funds, without setoff, deduction, or counterclaim, with the first such Monthly Forbearance Payment being due on March 1, 2026.
(d)
Update to Insurance Policies. On or before March 31, 2026, the Loan Parties shall deliver to Lender written evidence, in form and substance satisfactory to Lender, that all insurance policies required under the Loan Documents (including, without limitation, all property, casualty, liability, flood, umbrella/excess, business interruption, and other insurance maintained by any Loan Party) have been amended, endorsed, or otherwise updated to reflect Lender’s updated legal name in each capacity required under the Loan Documents, including, without limitation, as: (i) mortgagee (with respect to all real property insurance policies, pursuant to a standard mortgagee clause), (ii) lender’s loss payee (with respect to all property insurance policies); (iii) additional insured (with respect to all liability insurance policies); and (iv) in any other similar capacity required under the Loan Documents. In each case, such policies and endorsements shall reflect Lender’s name and address exactly as follows:

The Huntington National Bank successor by merger to Cadence Bank

Insurance Service Center

P.O. Box 863299

Plano, TX 75086.

(e)
Payment in Full. On or before February 1, 2027, Loan Parties shall pay in full to Lender all amounts owed under (i) the Note and any other Loan Documents, and (ii) the SBA

Forbearance Agreement, and SBA Note and any other the SBA Loan Documents, which include without limitation all principal, interest, Forbearance Expenses, late charges, statutory attorneys’ fees, and any other amounts allowed under the terms of the specific loan documents.

(f)
Refinancing Efforts. Each Loan Party shall immediately provide to Lender copies of any commitment letters issued in connection with the refinancing of any loan associated with the Collateral, updates on the status of refinancing on the first calendar day of each calendar month during the Forbearance Period, and any other documents reasonably requested by Lender relating to the refinancing efforts of any loans associated with the Collateral.
(g)
Good Faith. Each Loan Party shall engage in good faith efforts to obtain and effectuate a refinancing of the Loan.
(h)
Payment of USDA Fee. Borrower shall pay all USDA annual renewal fees as required under the Loan Documents.
(i)
Restricted Payments. The Loan Parties shall not make or authorize any distribution of and to any equity interests.
(j)
Restrictions on Indebtedness and Liens. The Loan Parties shall not create, incur, assume or suffer to exist any further indebtedness of any type, other than trade payables and obligations incurred in the ordinary course of business consistent with past practice. The Loan Parties acknowledge and agree that they are prohibited from creating, incurring, assuming or suffering to exist any liens other than Lender’s liens.
(k)
No Changes to Organizational Structure. No Loan Party, nor any of their subsidiaries, may issue any equity interests other than those presently outstanding, nor dispose of any equity interests, nor form, acquire, dissolve or merge any corporate person, nor may Borrower or any subsidiary migrate from one jurisdiction to another, in each case without the prior written consent of Lender.
(l)
Sale of Assets. Loan Parties shall not sell, convey, transfer, assign, lease, abandon, or otherwise dispose of any of its assets, tangible or intangible (including but not limited to sale, assignment, discount, or other disposition of accounts, contract rights, chattel paper, or general intangibles with or without recourse), without Lender's prior written consent.
(m)
Perfection of Lenders' Liens. Each Loan Party shall execute and deliver to Lender such documents and take such actions as Lender deems necessary or advisable to perfect or protect the Lender’s security interests, mortgages, or liens granted by any Loan Party to Lender.
(n)
Financial Reports. In addition to any reporting required under the Loan Documents, upon Lender’s request, each Loan Party shall deliver to Lender within five (5) business days any requested by Lender financial reports all in form, content, and detail satisfactory to Lender.
(o)
Other Financial Information. Each Loan Party shall promptly provide to Lender such other financial information as Lender may reasonably request.

(p)
Notice of Adverse Claims. If any Loan Party becomes aware that any person or entity is asserting any lien, encumbrance, security interest, or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution, or similar process or any claim of control) against any of them or any of their property (each, an “Adverse Claim”), they shall promptly notify Lender in writing thereof, and provide to Lender all documentation and other information it may request regarding such Adverse Claim.
(q)
Further Assurances. Promptly upon the request of Lender, Loan Parties shall take any and all actions of any kind or nature whatsoever, and execute and deliver additional documents, that relate to this Agreement and the transactions contemplated herein.

SECTION 6. Termination of Forbearance. Upon the occurrence of a Forbearance Termination Event, the Forbearance Period and Lender’s agreement to forbear as set forth in Section 3 of this Agreement shall automatically terminate, and Lender shall thereupon have and may exercise from time to time any and all rights and remedies available to Lender under and in accordance with the Loan Documents and applicable law, whether at law or equity. For avoidance of doubt, if any one or more of the conditions set forth in Section 2 of this Agreement is not satisfied, then Lender’s agreement to forbear as set forth in Section 3 of this Agreement shall not have become effective, and Lender shall have no obligation whatsoever to forbear in accordance with this Agreement. Upon termination of Lender’s agreement to forbear, all Obligations which have previously been accelerated, shall remain immediately due and payable, together with all accrued and unpaid interest (including interest accrued at the Default Rate, if applicable), late fees, costs, expenses, indemnities, and other amounts owing under the Loan Documents, and the Lender shall be entitled to immediately exercise any and all rights and remedies available to it. All rights and remedies of Lender shall be cumulative and may be exercised successively or concurrently, and no delay or omission in exercising any right or remedy, nor the exercise of any right or remedy in any particular order, shall be deemed an election of remedies or a waiver of any right or remedy. All rights of Lender are hereby expressly reserved.

SECTION 7. Sale or Transfer of the Loan. During the Forbearance Period or at any time thereafter, Lender may sell or otherwise transfer the Loan.

SECTION 8. No Defenses or Claims. Each of the Loan Parties, jointly and severally, hereby acknowledges, represents, and warrants that, as of the Effective Date, it has no defense, counterclaim, offset, cross-complaint, claim, demand, or cause of action of any kind or nature whatsoever against Lender or any other Released Party (as defined below), whether at law or in equity, arising out of or relating to the Loan Documents, the Obligations, the Collateral, or any past relationship between or among any Loan Party and Lender, that could be asserted to reduce, eliminate, or otherwise affect the Obligations or to seek affirmative relief or damages from the Lender. Each Loan Party further acknowledges and agrees that this Section 8 constitutes a material inducement to Lender’s entry into this Agreement and that Lender has relied upon the truth and accuracy of the foregoing acknowledgments, representations, and warranties in agreeing to forbear. The Loan Parties waive any further notice of acceleration of the outstanding balance owed under the Loan Documents.

SECTION 9. Application of Payments. Each Loan Party hereby waives the right, if any, to direct the manner in which Lender applies any payments, or Collateral proceeds to the Obligations and agrees that Lender may apply and reapply all such payments, or proceeds to the Obligations as Lender in its discretion elects from time to time to the extent such application is consistent with this Agreement.

SECTION 10. Agreement not to Oppose Lender’s Remedies. As a material inducement to Lender’s entering into this Agreement, in the event a New Event of Default or a Forbearance Termination Event occurs, each Loan Party irrevocably and unconditionally agrees that it will not oppose or object to, in any way whatsoever, Lender’s exercise of its rights, powers, privileges, and remedies, whether at law or in equity, whether now existing or hereafter arising, arising under or relating to this Agreement, the Loan Documents, or applicable state or federal law, including without limitation, nonjudicial or judicial foreclosure sale of the Collateral, seeking and filing for the appointment of a receiver for any of the Collateral, and the appointment of a receiver, and any and all judicial or other proceedings brought or commenced in connection therewith.

SECTION 11. No Waiver and Reservation of Rights. Lender has no obligation to modify, extend, or otherwise amend the terms and conditions of the Loan Documents, or to negotiate with the Loan Parties or any other person or entity concerning any of the foregoing. The Loan Parties agree that the Lender’s execution of this Agreement does not create any such obligations other than as expressly set forth herein. The Loan Parties acknowledge that the Lender is not waiving or excusing any defaults under the Loan Documents, including, the Pre-Existing Default, but is simply agreeing to forbear from exercising its rights with respect to the Pre-Existing Default to the extent expressly set forth in this Agreement. Without limiting the generality of the foregoing, the Loan Parties acknowledge and agree that immediately upon expiration of the Forbearance Period, Lender has all of its rights and remedies with respect to the Pre-Existing Default to the same extent, and with the same force and effect, as if the forbearance had not occurred. The Loan Parties will not assert and hereby forever waive any right to assert that Lender is obligated in any way to continue beyond the Forbearance Period to forbear from enforcing its rights or remedies or that the Lender is not entitled to act on the Pre-Existing Default after the occurrence of a Forbearance Termination Event as if such default had just occurred and the Forbearance Period had never existed. The Loan Parties acknowledge that the Lender has made no representations as to what actions, if any, Lender will take after the Forbearance Period or upon the occurrence of any Forbearance Termination Event, a Default or Event of Default, and Lender must and does hereby specifically reserve any and all rights, remedies, and claims they have (after giving effect hereto) with respect to the Pre-Existing Default and each other Default or Event of Default that may occur. All periods of limitations specified by statute and defenses of laches as to any events of default under the Loan Documents are hereby tolled and otherwise suspended during the Forbearance Period. Lender’s receipt of a payment on the Loan which is less than the full amount needed to pay off the Loan in full shall not be deemed to constitute in any way (direct, indirect, express and/or implied) a cure, waiver, or postponement of any and/or all rights available to Lender under the Loan Documents, or otherwise at law and/or in equity.

SECTION 12. Acknowledgment of Liens. The Loan Parties hereby acknowledge and agree that the Obligations owing to Lender arising out of or in any manner relating to the Loan Documents shall continue to be secured by liens on all assets and property of Borrower, including, without limitation, all accounts, chattel paper, commercial tort claims, deposit accounts, documents, general intangibles, goods (including all farm products, inventory, equipment, and fixtures), instruments, investment property, letter-of-credit rights, letters of credit, money, real estate, and certain other assets and properties of Borrower whether now owned or existing or hereafter created, acquired or arising, to the extent provided for in the Loan Documents heretofore executed and delivered by the such Loan Parties; and nothing herein contained shall in any manner affect or impair the priority of the liens created and provided for thereby as to the indebtedness, obligations, and liabilities which would be secured thereby prior to giving effect to this Agreement.

SECTION 13. Amendment to Credit Agreement. Section 6.2 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“If any portion of the Property or any personal property (including, without limitation, equipment, fixtures, or inventory) constituting collateral for the Loan is now or at any time hereafter located in a Special Flood Hazard Area, Borrower shall, at its sole cost and expense, promptly obtain and thereafter maintain flood insurance coverage under the

National Flood Insurance Program or such other flood insurance program acceptable to Lender, in such amounts and on such terms and conditions as are acceptable to Lender in Lender’s sole discretion, and shall provide evidence of such coverage to Lender upon request.”

The amendment set forth in this Section 13 shall survive the expiration or termination of this Agreement and the Forbearance Period and shall remain effective until the earlier of: (i) the Credit Agreement is otherwise amended in writing in accordance with its terms, or (ii) until the Obligations are indefeasibly paid in full.

SECTION 14. Confirmation Actions. Each Guarantor hereby knowingly, voluntarily, and irrevocably waives, to the fullest extent permitted by applicable law, including O.C.G.A. § 44-14-161, any and all rights it may have, whether now existing or hereafter arising, to require Lender to obtain judicial confirmation or approval of any foreclosure sale, power of sale, trustee’s sale, or other disposition of Collateral conducted pursuant to the Loan Documents or applicable law, as a condition precedent to Lender’s enforcement of any deficiency, pursuit of any remaining Obligations, or exercise of any other Lender’s remedies. Each Loan Party further waives any right to object to, contest, challenge, stay, delay, or set aside any such sale or the enforcement of any deficiency on the basis of (a) lack of confirmation, (b) alleged inadequacy of price, (c) alleged failure to obtain fair market value, or (d) any procedural or substantive defect relating to confirmation, except to the extent such waiver is expressly prohibited by applicable law. Each Loan Party acknowledges and agrees that (i) this waiver is executed after the occurrence of one or more Events of Default, (ii) Lender’s agreement to enter into this Agreement and to forbear from exercising certain enforcement actions constitutes good and sufficient consideration for this waiver, (iii) this waiver is a material inducement to Lender’s agreement to forbear, and (iv) this waiver shall survive the expiration or termination of the Forbearance Period, any foreclosure or other disposition of Collateral, and the exercise of any Lender’s remedies.

SECTION 15. Reference to and Effect on the Existing Credit Agreement; Other Loan Documents.

(a)
Each Loan Party hereby reaffirms its respective obligations under the Note, the Collateral Documents, and the other Loan Documents, reaffirms the liens granted by each Loan Party (as applicable) pursuant to the Collateral Documents and confirms that the Collateral Documents, the Note, and the other Loan Documents remain in full force and effect. Each Loan Party (as applicable) further acknowledges and agrees that the Loan Documents and each of the duties, obligations, and covenants thereunder remain unchanged, are hereby ratified, reaffirmed, and confirmed in all respects and shall remain in full force and effect in accordance with their terms, without any waiver, amendment or modification of any provision thereof except as provided in this Agreement.
(b)
Each Loan Document, after giving effect to this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Agreement, each reference in each of the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.
(c)
Each of Guarantors hereby further waives any defense to their obligations under the Guaranties, based upon or arising out of (i) the modification to the Loan Documents as herein provided, (ii) the taking of any additional security for repayment of the obligations owed under the Loan Documents, and (iii) any act or omission of the

Lender occurring on or before the Effective Date. Notwithstanding any language contained in any guarantee, each of Guarantors, to the extent permitted by law, waives any claim or other right which each of Guarantors might now have against any other Loan Party, which arises from the existence or performance of such Guarantor’s liability or other obligations under the above-referenced Guaranties and any other guaranty which each of Guarantors has executed in favor of Lender, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of Lender against any Loan Party or any of the Collateral, whether or not such claim, remedy, or right arises in equity, or under contract, statute, or common law, until the obligations are paid in full.

(d)
The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.
(e)
Each party hereto hereby agrees that this Agreement shall be a “Loan Document”. SECTION 16. RELEASE.

(a) EACH LOAN PARTY JOINTLY AND SEVERALLY, HEREBY ACKNOWLEDGES AND AGREES THAT CERTAIN DEFAULTS EXIST UNDER THE LOAN DOCUMENTS, INCLUDING THE PREEXISTING DEFAULT, AND THAT THE LENDER IS UNDER NO OBLIGATION WHATSOEVER TO FORBEAR FROM ENFORCING THE LOAN DOCUMENTS. IN CONSIDERATION OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, MADE AT THE REQUEST OF EACH LOAN PARTY, AND FOR VALUE RECEIVED, INCLUDING WITHOUT LIMITATION, THE AGREEMENTS OF LENDER IN THIS AGREEMENT, EACH LOAN PARTY ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, AND ITS CURRENT AND FORMER SHAREHOLDERS, MEMBERS, PARENTS, SUBSIDIARIES, DIVISIONS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, ADVISORS, CONSULTANTS, AND OTHER REPRESENTATIVES (COLLECTIVELY, THE “RELEASING PARTIES”), HEREBY ABSOLUTELY, UNCONDITIONALLY, AND IRREVOCABLY RELEASES AND FOREVER DISCHARGES LENDER, AND ITS CURRENT AND FORMER SHAREHOLDERS, MEMBERS, PARENTS, PREDECESSORS, SUBSIDIARIES, DIVISIONS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, ADVISORS, CONSULTANTS, AND OTHER REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”) OF AND FROM ANY AND ALL CLAIMS (INCLUDING, WITHOUT LIMITATION, ALL COUNTERCLAIMS, CROSSCLAIMS, DEFENSES, RIGHTS OF SET-OFF AND RECOUPMENT), ACTIONS, CAUSES OF ACTION, ACTS AND OMISSIONS, CONTROVERSIES, DEMANDS, SUITS, AND OTHER LIABILITIES (COLLECTIVELY, THE “CLAIMS”) OF EVERY KIND OR NATURE WHATSOEVER, BOTH IN LAW AND IN EQUITY, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, WHICH ANY RELEASING PARTY HAS OR EVER HAD AGAINST THE RELEASED PARTIES PRIOR TO, THROUGH, AND INCLUDING THE EFFECTIVE DATE, INCLUDING, WITHOUT LIMITATION, ANY SUCH CLAIMS:

(i)
ARISING OUT OF THE EXISTING FINANCING ARRANGEMENTS BETWEEN ANY LOAN PARTY, AND LENDER;
(ii)
ARISING OUT OF OR RELATING TO ANY OF THE OBLIGATIONS, THE LOAN DOCUMENTS, OR THE COLLATERAL;

(iii)
ARISING OUT OF OR RELATING TO ANY TRANSACTION, ACT, OR OMISSION CONTEMPLATED BY, ARISING UNDER, OR DESCRIBED IN ANY LOAN DOCUMENT;
(iv)
ARISING OUT OF OR RELATING TO ANY ASPECT OF THE DEALINGS OR RELATIONSHIPS BETWEEN OR AMONG ANY LOAN PARTY, ON THE ONE HAND, AND LENDER OR ANY OTHER RELEASED PARTY, ON THE OTHER HAND, UNDER OR IN CONNECTION WITH ANY LOAN DOCUMENT OR ANY TRANSACTION, ACT OR OMISSION CONTEMPLATED BY OR DESCRIBED IN ANY LOAN DOCUMENT OR CONCLUDED THEREUNDER; AND
(v)
INCLUDING, WITHOUT LIMITATION, ANY CLAIM FOR BREACH OF THE DUTY OF GOOD FAITH AND FAIR DEALINGS, ANY USURY CLAIM, AND ANY LENDER LIABILITY CLAIM OR DEFENSE.
(b)
EACH RELEASING PARTY HEREBY REPRESENTS AND WARRANTS THAT, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, IT HAS NOT SOLD, CONVEYED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE ENCUMBERED ALL OR ANY PART OF THE CLAIMS RELEASED IN THIS SECTION. EACH RELEASING PARTY HEREBY ACKNOWLEDGES AND AGREES THAT, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, THE RELEASED PARTIES HAVE AT ALL TIMES ACTED IN GOOD FAITH IN CONNECTION WITH THE NEGOTIATION AND EXECUTION OF THIS AGREEMENT AND THE ADMINISTRATION OF THE LOAN DOCUMENTS. EACH RELEASING PARTY ACKNOWLEDGES AND AGREES THAT, AS OF THE DATE HEREOF, IT DOES NOT HAVE ANY CLAIM AGAINST THE RELEASED PARTIES, EACH OF WHICH SUCH RELEASING PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, HEREBY EXPRESSLY WAIVES. EACH RELEASING PARTY HEREBY CONFIRMS THAT THE FOREGOING WAIVER AND RELEASE IS AN INFORMED WAIVER AND RELEASE AND IS BEING FREELY GIVEN.
(c)
EACH RELEASING PARTY FURTHER AGREES, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, AND LEGAL REPRESENTATIVES, NOT TO COMMENCE, JOIN IN, INSTITUTE, PARTICIPATE, OR PROSECUTE ANY LAWSUIT, ACTION OR OTHER PROCEEDING, WHETHER JUDICIAL, ADMINISTRATIVE OR OTHERWISE (“PROCEEDING”), ADVERSE TO THAT OF ANY OF THE RELEASED PARTIES ARISING DIRECTLY OR INDIRECTLY FROM ANY CLAIM RELEASED PURSUANT TO SECTION 15(I) OF THIS AGREEMENT. IF ANY RELEASING PARTY OR ANY OF ITS SUCCESSORS, ASSIGNS, OR LEGAL REPRESENTATIVES VIOLATES THE FOREGOING COVENANT, THE RELEASING PARTIES HEREBY AGREE, ON BEHALF OF THEMSELVES AND THEIR SUCCESSORS AND ASSIGNS, TO JOINTLY AND SEVERALLY PAY, IN ADDITION TO ANY DAMAGES AS ANY RELEASED PARTY MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS’ FEES AND COSTS INCURRED BY ANY RELEASED PARTY AS A RESULT OF SUCH VIOLATION.

SECTION 17. Indemnification. Each Loan Party hereby expressly acknowledge, agree, and reaffirm any indemnification obligations to Lender and the other indemnified parties that are contained in the Loan Documents. Each Loan Party further acknowledges, agrees, and reaffirms that all such indemnification obligations shall survive the expiration of the Forbearance Period and the termination of this Agreement, the Credit Agreement, the other Loan Documents, and the payment in full of the Obligations.

SECTION 18. Representations and Warranties of Loan Parties Each Loan Party represents and warrants to Lender, as an inducement to Lender to enter into this Agreement, that (a) subject to the existence of the Pre-Existing Defaults, the representations and warranties of Borrower contained in the Loan

Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof; (b) subject to the existence of the Pre-Existing Defaults, the representations and warranties of each Guarantor contained in Guarantees were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof; (c) the execution, delivery and performance by Borrower of this Agreement and the consummation of the transactions contemplated hereby are within the entity power of Borrower and have been duly authorized by all necessary entity action on the part of Borrower, do not require any approval or consent, or filing with, any governmental agency or authority, do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which Borrower is named or any provision of the organizational documents of Borrower and do not result in a breach of or constitute a default under any agreement or instrument to which Borrower is a party or by which it or any of its properties is bound; (d) the execution, delivery and performance by each Guarantor of this Agreement and the consummation of the transactions contemplated hereby do not require any approval or consent, or filing with, any governmental agency or authority, do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which Guarantor is named and do not result in a breach of or constitute a default under any agreement or instrument to which Guarantor is a party or by which it or any of its properties is bound; (e) this Agreement constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms; (f) each is entering into this Agreement freely and voluntarily with the advice of legal counsel of its own choosing; (g) each has freely and voluntarily agreed to the releases, waivers and undertakings set forth in this Agreement; and (h) no Loan Party has commenced, or intends to commence, any insolvency proceeding, including any action, case or proceeding commenced by or against a Person, or any agreement of such Person, for (i) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal or foreign); (ii) the appointment of a receiver, trustee, liquidator or other custodian for such person or any part of its property; (iii) an assignment or trust mortgage for the benefit of creditors of such person; or (iv) the liquidation, dissolution, or winding up of the affairs of such person.

SECTION 19. Integration. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous negotiations, agreements, and understandings, whether written or oral, relative to such subject matter.

SECTION 20. Costs and Expenses. Each Loan Party agrees to pay promptly on demand all out-of-pocket costs and expenses of Lender in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for Lender).

SECTION 21. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. In proving this Agreement or any of the Loan Documents, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Notice of Lender’s acceptance hereof is hereby waived.

SECTION 22. Legal Counsel. The Loan Parties have had the benefit of, or the opportunity to obtain, legal counsel throughout its dealings with Lender and the Lender’s agents in connection with the administration and enforcement of the Loan Documents by the Lender and the Lender’s agents and the execution and delivery of this Agreement and the Loan Documents.

SECTION 23. Time is of the Essence. The Loan Parties further acknowledge that TIME IS OF THE ESSENCE with respect to the time for performance of the terms and provisions of this Agreement. The Loan Parties shall not be given any grace period within which to cure any default or breach under this Agreement except as explicitly provided herein.

SECTION 24. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law; but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

SECTION 25. Bankruptcy; Receiver.

(a)
In the event any Loan Party is the subject of any voluntary or involuntary proceeding under 11 U.S.C. sec. 101 et seq. (the “Bankruptcy Code”), each such Loan Party hereby unconditionally and irrevocably consents to Lender seeking relief from the automatic stay so as to allow Lender to foreclose on its Collateral and enforce its other rights and remedies under this Agreement, the Loan Documents, or at law and in equity under applicable law. Furthermore, each such Loan Party hereby consents to the lifting of any such automatic stay and agrees that it shall not, in any manner, contest or otherwise delay any motion filed by Lender for relief from the automatic stay.
(b)
Each Loan Party expressly acknowledges and agrees that (i) it is currently in default under the Credit Agreement with no ability to cure such defaults and no defense to any of its obligations under the Credit Agreement; (ii) Lender has specifically negotiated for this consent to the lifting of the automatic stay as consideration for forbearing from the exercise of certain remedies and the consent to the lifting of the automatic stay contained in this Section is a material inducement to Lender’s willingness to enter into this Agreement, without which Lender would not have agreed to forbear from exercising its rights and remedies under the Loan Documents; and (iii) the consent to the lifting of the automatic stay constitutes evidence of cause for relief from the automatic stay under Section 362(d) of the Bankruptcy Code.
(c)
In the event that Lender’s agreement to forbear hereunder has terminated, Loan Parties hereby consent to Lender’s obtaining the appointment of a receiver for the Collateral or any portion thereof, whether or not the apparent value of the Collateral exceeds the Obligations by any amount, and such receiver may serve without a bond as and to the extent permitted by applicable law. The employment by Lender of a Person on matters unrelated to transactions involving the Loan Documents will not disqualify that Person from serving as a receiver for the Borrower or any of the Collateral.

SECTION 26. Waiver, Amendment. No waiver of or consent to any departure from any provision hereof shall be effective unless in writing and signed by the authorized representative of the party against whom such a waiver or consent is asserted and shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing. No delay or omission by any party hereto to exercise any right or remedy upon the happening of any default hereunder shall impair such right or remedy or be deemed to be a waiver of such default. No waiver or consent shall be deemed to apply to any subsequent default or matter, whether of a similar or different nature.

SECTION 27. No Reliance. Loan Parties acknowledge and agree that neither the Lender nor any of their officers, directors, members, managers, representatives, attorneys, or agent has made any representations or warranties to the Loan Parties or any of its officers, directors, representatives, agents, or employees except as expressly set forth herein, and, in making their decision to enter into this Agreement, the Loan Parties are not relying on any representation, warranty, covenant, or promise of Lender or its officers, directors, members, managers, attorneys, agents, or representatives other than as expressly set forth herein.

SECTION 28. Relationship of Parties; No Third Party Beneficiaries. Nothing in this Agreement shall be construed to alter the existing debtor-creditor relationship between Loan Parties and Lender. This Agreement is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the parties hereto. No person other than a party hereto is intended to be a beneficiary hereof and no person other than a party hereto shall be authorized to rely upon or enforce the terms of this Agreement.

SECTION 29. Access to Information. In addition to, and without in any way limiting the rights of Lender under any of the Loan Documents, the Loan Parties agree to:

(a)
give Lender (including employees, agents, advisors, attorneys, and consultants) access to offices, properties, officers, employees, accountants, auditors, counsel and other representatives and the books and records of the Loan Parties;
(b)
furnish to Lender such financial, operating and Collateral related data and other information as Lender shall reasonably request; and
(c)
instruct the Loan Parties’ employees, accountants, auditors, counsel, financial advisors, and other representatives to cooperate fully with, and upon request regularly consult with, Lender and its representatives in respect of the matters set forth in clauses (i) and (ii) hereof.

SECTION 30. Survival. All amendments, waivers, releases, consents, acknowledgments, tolling agreements, covenants not to sue, agreements not to oppose Lender’s remedies, and provisions relating to enforcement, remedies, or bankruptcy, including without limitation Sections 8, 10, 13, 14, 15, and 24, shall survive the expiration or termination of this Agreement and the Forbearance Period and shall remain binding and enforceable until the Obligations are indefeasibly paid in full.

SECTION 31. Further Assurances. The Loan Parties shall do any act, execute any and all agreements, instruments, and documents, and shall take such further actions as may be reasonably necessary in the opinion of the Lender to fully effectuate this Agreement, and correct errors in the documenting of the matters discussed herein, to better assure, consent, modify, transfer, perfect or confirm unto Lender the rights intended to be given to, or retained by, Lender in the Loan Documents. The obligations set forth in this Section are in addition to, and not in limitation of, the further assurances required under Section 5(xiii) of this Agreement.

SECTION 32. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND

(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 33. Construction; Section Headings. This Agreement has been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement nor any alleged ambiguity herein shall be interpreted or resolved against any party on the basis that such party or its counsel drafted all or any part of this Agreement or based on any other rule of strict construction. Each of the parties represents that such party has carefully read this Agreement and all other instruments and agreements executed in connection herewith and that such party knows the contents hereof and has signed the same freely and voluntarily. Section titles and references contained in this Agreement have been inserted as a matter of convenience and for reference only and shall not control or affect the meaning or construction of any of the terms contained herein.

SECTION 34. Governing Law. This Agreement and the other Loan Documents (except as otherwise specified therein), and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Agreement or any Loan Document, and the rights and duties of the parties hereto, shall be governed by and construed and determined in accordance with the internal laws of the State of Georgia.

SECTION 35. Cumulative Rights. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGES COMMENCE ON FOLLOWING PAGE]

Date.IN WITNESS WHEREOF, Borrower has executed this Agreement under seal as of the Effective

“Borrower”

ERIN PROPERTY HOLDINGS, LLC, a Georgia limited liability company

By: (SEAL)

Name:

Title:

Date:

[SIGNATURE PAGE]
Forbearance Agreement

Date.IN WITNESS WHEREOF, Guarantors have executed this Agreement under seal as of the Effective

“Guarantors”

ERIN NURSING, LLC,

a Georgia limited liability company

By: (SEAL)

Name:

Title:

Date:

REGIONAL HEALTH PROPERTIES, INC, a Georgia corporation

By: (SEAL)

Name:

Title:

Date:

[SIGNATURE PAGE]
Forbearance Agreement

IN WITNESS WHEREOF, Lender has executed this Agreement under seal as of the Effective Date.

“Lender”

THE HUNTINGTON NATIONAL BANK, SUCCESSOR BY MERGER TO CADENCE BANK FORMERLY KNOWN AS BANCORPSOUTH BANK AS SUCCESSOR BY MERGER TO CADENCE BANK, N.A. AS SUCCESSOR BY MERGER TO STATE BANK AND TRUST COMPANY AS SUCCESSOR BY MERGER TO BANK OF ATLANTA

By: (SEAL)

Name:

Title:

Date:

[SIGNATURE PAGE] Forbearance Agreement